Nonrecognized Subsequent Event	12 Months Ended
Dec. 31, 2012
Nonrecognized Subsequent Event [Abstract]
Nonrecognized Subsequent Event
NOTE 20:-       NONRECOGNIZED SUBSEQUENT EVENTS

1.
On February 13, 2013, the Venezuelan government announced a devaluation of the Central Bank of Venezuela regulated currency exchange system rate from 4.3 bolivars per U.S. dollar to 6.3 bolivars per U.S. dollar.

As of December 31, 2012, the Company had a Bolivar-denominated net monetary asset position of $7,549. As a result of the devaluation, the Company expects to record net of tax charges ranging between $1.6 to $2.4 million in the first quarter of 2013 related to the re-measurement of the local currency-denominated balance sheet to the new exchange rate.

2.	In March 2013, the Company entered into a syndicated credit agreement (see Note 1d).